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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 29, 2004

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                                                 000-30975
(State of Formation)                                    (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

           12325 Emmet Street
               Omaha, NE                                        68164
(Address of principal executive offices)                      (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

      On March 29, 2004, the Company issued a press release announcing that during the American Association of Cancer Research annual meeting currently underway in Orlando, Fla., several of its customers from major research institutions worldwide will present results in which the Company's WAVE System has played an important role. A copy of the press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated March 29, 2004, announcing that during the American Association of Cancer Research annual meeting currently underway in Orlando, Fla., several of its customers from major research institutions worldwide will present results in which the Company's WAVE System has played an important role.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRANSGENOMIC, INC.

                                      By /s/ Michael J. Draper
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                                      Michael J. Draper, Chief Financial Officer

March 29, 2004


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